May 24, 2017

THE DREYFUS/LAUREL FUNDS, INC.
-DREYFUS FLOATING RATE INCOME FUND

Supplement to Current Summary and Statutory Prospectuses

The following information supersedes and replaces the information contained in "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's statutory prospectuses:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Dreyfus has engaged its affiliate, Alcentra NY, LLC (Alcentra), to serve as the fund's subadviser.

Kevin Cronk, CFA, and Chris Barris are the fund's primary portfolio managers, positions they have held since May 2017 and September 2013, respectively.  Mr. Cronk is the fund's primary portfolio manager principally responsible for floating rate loans and other floating rate securities. He is head of U.S. credit and a portfolio manager at Alcentra. Mr. Barris is the fund's primary portfolio manager principally responsible for high yield fixed rate securities. He is a managing director, senior portfolio manager and head of global high yield at Alcentra.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the fund's statutory prospectuses:

Kevin Cronk, CFA, and Chris Barris are the fund's primary portfolio managers, positions they have held since May 2017 and September 2013, respectively.  Mr. Cronk is the fund's primary portfolio manager principally responsible for floating rate loans and other floating rate securities. He is head of U.S. credit and a portfolio manager at Alcentra, which he joined in January 2013. He joined Standish Mellon Asset Management Company LLC (Standish), a wholly-owned subsidiary of BNY Mellon and an affiliate of Alcentra and Dreyfus, in 2011, where he is a senior credit analyst and portfolio manager.  Mr. Barris is the fund's primary portfolio manager principally responsible for high yield fixed rate securities.  He is a managing director, senior portfolio manager and head of global high yield at Alcentra, which he joined in January 2013. Mr. Barris also has been employed by Standish since 2005, where he is director of global high yield and a senior portfolio manager.

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